EIGHTH AMENDMENT TO CREDIT AGREEMENT


                  EIGHTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of March 21, 2005, among TASTY BAKING COMPANY (the "Company"), the direct and indirect subsidiaries of the Company parties hereto (together with the Company, the "Borrowers"), the several banks and other financial institutions parties hereto (individually, the "Bank"; collectively, the "Banks") and PNC BANK, NATIONAL ASSOCIATION, as administrative agent for the Banks (in such capacity, the "Agent").


                  WHEREAS, the Borrowers, the Banks and the Agent are parties to a Credit Agreement dated as of January 31, 2002, as amended by the First Amendment to Credit Agreement dated as of January 29, 2003, the Second Amendment to Credit Agreement dated as of March 18, 2003, the Third Amendment to Credit Agreement dated as of July 28, 2003, the Fourth Amendment to Credit Agreement dated as of November 7, 2003, the Fifth Amendment to Credit Agreement dated as of January 23, 2004, the Sixth Amendment to Credit Agreement dated as of January 21, 2005 and the Waiver and Seventh Amendment to Credit Agreement dated as of February 28, 2005 (as heretofore so amended, supplemented or otherwise modified, the "Credit Agreement"); and

                  WHEREAS, the Borrowers, the Agent, and the Banks have agreed to amend the Credit Agreement by (i) extending the 364 Day Termination Date and
(ii) amending certain financial covenants, all on the terms and subject to the conditions set forth herein.

                  NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

          1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

          2. Amendment to Credit Agreement. Effective as of the date set forth above, the Credit Agreement is hereby amended as follows:

          (a) The definitions of "364 Day Termination Date" and "Accepted Non-Cash Charges" in Section 1.1 are hereby amended and restated to read in full as follows:

                         ""364 Day Termination Date": with respect to the 364
Day Facility, the earlier of (a) March 19, 2006 or such later date to which the 364 Day Termination Date shall have been extended pursuant to subsection 2.14(d)(i) hereof and (b) the date the 364 Day Commitments are terminated as provided herein.

                         "Accepted Non-Cash Charges": shall mean the non-cash
pension expense of the Company recorded in the fiscal quarter ending December 25, 2004 in the amount of $771,000."




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          (b)  Section 6.2 is amended and restated to read in full as follows:

                         "6.12 Capital Expenditures. Contract for, purchase or
make any expenditure or commitments for Capital Expenditures in an aggregate amount in excess of $9,000,000 during the fiscal year ending December 25, 2004, or in excess of $10,000,000 for any fiscal year ending thereafter; provided, however, in the event the 364 Termination Date is extended for an additional 364 days beyond March 19, 2006, the aggregate Capital Expenditures permitted for the fiscal year ending December 31, 2006 and any fiscal year ending thereafter shall be in an amount mutually agreed to by the Borrowers and the Agent."

          3. Representations and Warranties. The Borrowers hereby represent and warrant to the Banks and the Agent that:

          (a) There exists no Default or Event of Default under the Credit Agreement as amended hereby;

          (b) The representations and warranties made in the Credit Agreement, as amended hereby, are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof, except that any such representation and warranty that is given as of a particular date or period and relates solely to such date or period is true and correct in all material respects only as of such date or period; and

          (c) This Amendment has been duly authorized executed and delivered so as to constitute the legal, valid and binding obligation of the Borrowers party thereto, enforceable in accordance with its respective terms.

          4. Conditions Precedent. The effectiveness of the amendments set forth herein is subject to the fulfillment, to the satisfaction of the Agent and its counsel, of the following conditions precedent:

          (a) The Borrowers shall have delivered to the Agent the following, all of which shall be in form and substance satisfactory to the Agent and shall be duly completed and executed:

                    (i)  This Amendment;

                    (ii) Such   additional    documents,    certificates,    and
                         information as the Agent may require pursuant to the terms hereof or otherwise reasonably request.

          (b) The representations and warranties set forth in the Credit Agreement, as amended hereby, shall be true and correct in all material respects on and as of the date hereof, except that any such representation and warranty that is given as of a particular date or period and relates solely to such date or period shall be true and correct in all material respects only as of such date or period.

          (c) No Default or Event of Default shall have occurred and be continuing as of the date hereof.



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          5.  Borrowers'  Ratification.  The  Borrowers  agree that they have no defenses or set-offs against the Banks or the Agent or their respective officers, directors, employees, agents or attorneys, with respect to the Credit Agreement and the other Loan Documents, all of which are in full force and effect, and that all of the terms and conditions of the Credit Agreement and the other Loan Documents not inconsistent herewith shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms. The Borrowers hereby ratify and confirm their respective obligations under the Credit Agreement and the other Loan Documents and agree that the execution and delivery of this Amendment does not in any way diminish or invalidate any of their obligations thereunder.

          6. Miscellaneous.

          (a) All terms, conditions, provisions and covenants in the Credit Agreement and the other Loan Documents and all other documents delivered to the Agent and the Banks in connection therewith shall remain unaltered and in full force and effect except as modified or amended hereby. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision in the Credit Agreement or any of the Loan Documents or any other document executed in connection therewith, the terms and provisions hereof shall control.

          (b) Except as set forth herein, the execution, delivery and effectiveness of this Amendment shall neither operate as a waiver of any right, power or remedy of the Agent or the Banks under any of the Credit Agreement or the other Loan Documents nor constitute a waiver of any Default or Event of Default thereunder.

          (c) In consideration of the Agent's and the Banks' agreement to amend the existing credit facility, the Borrowers hereby waive and release the Agent and the Banks and their respective officers, attorneys, agents and employees from any liability, suit, damage, claim, loss or expense of any kind or failure whatsoever and howsoever arising that it ever had up until, or has as of, the date of this Amendment.

          (d) This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements.

          (e) The Borrowers agree to pay all of the Agent's reasonable out-of-pocket expenses incurred in connection with the preparation, negotiation and execution of this Amendment including without limitation, the reasonable fees and expenses of Ballard Spahr Andrews & Ingersoll, LLP.

          (f) In the event any provisions of this Amendment shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

          (g) This Amendment shall be governed by and construed according to the laws of the Commonwealth of Pennsylvania.

          (h) This Amendment shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns and may be executed in one or




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more counterparts,  each of which shall be deemed an original,  but all of which together shall constitute one and the same instrument.

          (i) The headings used in this Amendment are for convenience of reference only, do not form a part of this Amendment and shall not affect in any way the meaning or interpretation of this Amendment.

          (j) This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same instrument.



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                               TASTY BAKING COMPANY


                                               By:      /s/ David S. Marberger
                                                  ------------------------------
                                                        David S. Marberger
                                                        Senior Vice President


                                               TASTYKAKE INVESTMENT COMPANY


                                               By:      /s/ Andrew T. Panaccione
                                                  ------------------------------
                                                        Andrew T. Panaccione
                                                        President


                                               TBC FINANCIAL SERVICES, INC.


                                               By:      /s/ Eugene P. Malinowski
                                                  ------------------------------
                                                        Eugene P. Malinowski
                                                        Treasurer


                                               TASTY BAKING OXFORD, INC.


                                               By:      /s/ Eugene P. Malinowski
                                                  ------------------------------
                                                        Eugene P. Malinowski
                                                        Treasurer




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                                               PNC BANK, NATIONAL ASSOCIATION,
                                               as a Bank, as Swing Line Bank, as
                                               Issuing Bank and as Agent


                                               By:      /s/ Kristine Manili
                                                  ------------------------------
                                                        Kristine Manili
                                                        Vice President


                                               CITIZENS BANK OF PENNSYLVANIA, as
                                               a Bank


                                               By:      /s/ Mark C. Bomberger
                                                  ------------------------------
                                                        Mark C. Bomberger
                                                        Senior Vice President






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